UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2025

ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, 12th Floor Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 728-7012

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MODV	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01         Entry into a Material Definitive Agreement.

Credit Agreement

On January 9, 2025, ModivCare Inc. (the “Company”) entered into Amendment No. 5 (the “Fifth Amendment”) to its Credit Agreement, dated as of February 3, 2022 (as amended by Amendment No. 1, dated as of June 26, 2023, Amendment No. 2, dated as of February 22, 2024, Amendment No. 3, dated as of July 1, 2024, and Amendment No. 4, dated as of September 30, 2024, the “Credit Agreement,” and as further amended by the Fifth Amendment, the “Amended Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, swing line lender and an issuing bank, Wells Fargo Bank, National Association, as an issuing bank, Truist Bank and Wells Fargo Bank, National Association, as co-syndication agents, Deutsche Bank AG New York Branch, Bank of America, N.A., Regions Bank, Bank of Montreal and Capital One, National Association, as co-documentation agents, and JPMorgan Chase Bank, N.A., Truist Securities, Inc. and Wells Fargo Securities, LLC, as joint bookrunners and joint lead arrangers, and the other lenders party thereto.

Pursuant to the Fifth Amendment, the Credit Agreement was amended by, among other things, (i) amending the interest rate on the existing revolving commitments under the Credit Agreement to a SOFR-based benchmark plus 4.25%, with a 1.00% SOFR Floor, (ii) amending the 2% default rate under the Credit Agreement so that it applies on all obligations upon the election of the administrative agent at the direction of the Required Lenders if an event of default has occurred and continuing and automatically if a specified event of default has occurred and is continuing, (iii) amending the term loan maturity date to spring to July 2, 2029 if the second lien senior secured PIK toggle notes remain outstanding as of such date, (iv) including enhanced reporting requirements, and (v) eliminating or reducing certain baskets, including eliminating reinvestment rights with respect to certain asset sales and reduction of the de minimis exception for certain asset sale prepayments to $5,000,000. Additionally, the Credit Agreement was amended by the Fifth Amendment to establish an incremental term loan facility in an aggregate principal amount of $75.0 million (the “Incremental Term Loan”). The Incremental Term Loan was priced at a SOFR-based benchmark plus 7.50%, with 1.00% SOFR Floor (no CSA) with a maturity of January 10, 2026 (the “Maturity Date”) and original issue discount of 2 points. The Company has the option to prepay the Incremental Term Loan, in whole or in part, at any time prior to the Maturity Date, subject to a prepayment fee equal to the present value of all scheduled interest payments on the fully committed amount that would accrue through the Maturity Date calculated based on a discount rate equal to the treasury rate plus 50 basis points. The proceeds of the Incremental Term Loan are required to be deposited in a collateral account subject to a blocked account control agreement in favor of the administrative agent and may disbursed subject to delivery of a disbursement request, no default or event of default, the representations and warranties in Article II of the Credit Agreement being true and correct in all material respects and receipt by the administrative agent and lenders of reimbursement for invoiced expenses. The Incremental Term Loan is secured by a lien on substantially all of the assets of the Company and certain of its subsidiaries.

Pursuant to the Fifth Amendment, we have also agreed to appoint three directors to the Company’s board of directors (the “Board”) and form a strategic alternatives subcommittee (or equivalent governing body) of the Board.

Consenting lenders also agreed to provide financial covenant relief in the form of (i) a covenant holiday with respect to the maximum net leverage ratio and interest coverage ratio from the fourth fiscal quarter of 2024 through and including the second fiscal quarter of 2025, (ii) resetting the maximum total net leverage ratio covenant to 6.75:1.00 for the third fiscal quarter of 2025 and the fourth fiscal quarter of 2025 and (iii) resetting the minimum interest coverage ratio to 1.65:1.00 for the third fiscal quarter of 2025 and the fourth fiscal quarter of 2025. The Company will also be required to maintain minimum liquidity of $25.0 million pursuant to the terms of the amended minimum liquidity covenant in the Credit Agreement, which will be tested each week through the week ending April 11, 2025, each month through the month ending June 30, 2025 and, thereafter, each fiscal quarter. In addition, the Company will be subject to a cash variance compliance test with respect to aggregate disbursements and aggregate receipts, subject to customary cures.

Certain other additional modifications were also made to the covenants and other provisions of the Credit Agreement as reflected in the exhibit referenced below.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Exchange Agreement

Pursuant to the Fifth Amendment, the Company entered into an exchange agreement, dated January 9, 2025 (the “Exchange Agreement”), with certain lenders party to the Amended Credit Agreement (the “Exchanging Noteholders”). The Exchange Agreement provides for the exchange (the “Exchange”) of up to $251.0 million in aggregate principal amount of the Company’s 5.000% Senior Notes due 2029 (the “Senior Notes”) held by the Exchanging Noteholders for an equivalent principal amount of second lien senior secured PIK toggle notes to be issued by the Company (the “Second Lien Notes”), pursuant to the terms and subject to the conditions set forth therein, subject to the receipt of requisite consents (the “Exit Consents”) to make certain amendments to the indenture governing the Senior Notes (the “Senior Notes Indenture”) to permit the Exchange and remove certain other covenants. In the event that the Exchange is not consummated by January 31, 2025 due to the failure of the Exchanging Noteholders to provide Exit Consents or deliver all of their Senior Notes to the trustee for the Senior Notes in order to consummate the Exchange, the Company will (i) exchange $50.0 million in aggregate principal amount of Senior Notes held by the Exchanging Noteholders for $50.0 million in aggregate principal amount of Second Lien Notes on January 31, 2025, and (ii) consummate the Exchange with respect to the remaining Senior Notes held by the Exchanging Noteholders to be exchanged upon receipt of the Exit Consents, pursuant to the terms and subject to the conditions set forth in the Exchange Agreement.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Purchase and Exchange Agreement

On January 9, 2025, the Company entered into a Purchase and Exchange Agreement (the “Purchase and Exchange Agreement”) with Coliseum Capital Partners, L.P. and Blackwell Partners LLC – Series A (together, the “Coliseum Investors”), which provides, among other things, for the Coliseum Investors (a) to purchase (the “Purchase”) $30.0 million in aggregate principal amount of the Second Lien Notes, at a purchase price equal to 100% of the principal amount of the Second Lien Notes plus any accrued and unpaid interest thereon from, and including, October 1, 2024 to, but excluding, the closing date of the Purchase and (b) to exchange approximately $20.0 million in aggregate principal amount of the Company’s Senior Notes held by the Coliseum Investors for an equivalent principal amount of the Second Lien Notes (the “Coliseum Exchange” and, together with the Purchase, the “Coliseum Transactions”), in each case pursuant to the terms and subject to the conditions set forth in the Purchase and Exchange Agreement. The Coliseum Transactions are conditioned upon the receipt of approval from 66-2/3% of the Company’s stockholders other than Coliseum pursuant to Section 203 of the Delaware General Corporation Law.

The foregoing description of the Purchase and Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase and Exchange Agreement, which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 2.02         Results of Operations and Financial Condition.

On January 10, 2025, the Company publicly disclosed the Cleansing Material (as defined below) including, but not limited to, the Company’s preliminary estimates of certain financial results for the three and twelve months ended December 31, 2024, based on currently available information. The foregoing description of the Cleansing Material is qualified by reference to the complete presentation of the Cleansing Material, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K (this “Current Report”).

The information in this Item 2.02 of this Current Report, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Section 11 and Section 12(a)(2) of the Securities Act 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under the caption “Credit Agreement” in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 7.01         Regulation FD Disclosure.

Press Release

On January 10, 2025, the Company issued a press release announcing, among other things, the entry into the Fifth Amendment and the appointment of Chad Shandler as Chief Transformation Officer, a copy of which is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Cleansing Material

In December 2024, the Company entered into confidentiality agreements (collectively, the “NDAs”) with certain of its debt and equity holders and other potential investors to facilitate confidential discussions and negotiations concerning a potential transaction. In connection with these confidential discussions and negotiations and pursuant to the NDAs, the Company provided certain non-public information to such parties and their legal and financial advisors. Pursuant to its obligation under the NDAs to publicly disclose certain non-public information (the “Cleansing Material”) upon the occurrence of certain events set forth thereunder, the Company is furnishing the Cleansing Material as Exhibit 99.2 to this Current Report. The Cleansing Material is based solely on certain information available to the Company as of the date of the Cleansing Material and was not prepared with a view toward public disclosure. The Cleansing Material should not be relied upon by any party for any reason. The Cleansing Material should not be relied upon as a reliable prediction of future events. For the avoidance of doubt, the Cleansing Material, including any forward-looking financial information contained therein, such as information relating to our 2025 preliminary outlook, does not include guidance or projections with respect to the Company’s future performance, nor does it constitute a budget as required to be provided by the Company pursuant to the terms of its credit agreement. Such information was prepared by the Company to analyze its capital needs and provided to certain of the Company’s debt and equity holders and other potential investors solely in connection with confidential discussions and negotiations concerning a potential transaction. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events.

The Cleansing Material includes, but is not limited to, the Company’s preliminary estimates of certain financial results for the three and twelve months ended December 2024, based on currently available information. The Company has not yet finalized its financial results for this period, and its consolidated financial statements for the three and twelve months ended December 31, 2024 are not currently available. The Company’s actual results remain subject to the completion of the year-end and quarter-end closing processes, which includes review by management and the Board, including the audit committee of the Board, and audit by the Company’s independent registered public accounting firm. While carrying out such procedures, the Company may identify items that require it to make adjustments to the preliminary estimates of its results set forth in the Cleansing Material. As a result, the Company’s actual results could be materially different from those set forth in the Cleansing Material. Additionally, the Company’s estimates are forward-looking statements based solely on information available to it as of the date of the Cleansing Material and may differ materially from actual results. Therefore, a reader should not rely on these preliminary estimates of the Company’s results. The preliminary estimates of the Company’s results included in the Cleansing Material have been prepared by, and are the responsibility of, the Company’s management. Neither the independent registered public accounting firm of the Company nor any other independent accountant has audited, reviewed, compiled, or performed any procedures with respect to such preliminary estimates of the Company’s results. The preliminary estimates of certain financial results presented in the Cleansing Material should not be considered a substitute for actual results.

The foregoing description of the Cleansing Material is qualified by reference to the complete presentation of the Cleansing Material, a copy of which is attached as Exhibit 99.2 to this Current Report.

Withdrawal of Guidance

Due to changes in the business and overall environment, the Company hereby withdraws its previously stated revenue and adjusted EBITDA guidance for fiscal year 2024 and adjusted EBITDA growth for fiscal year 2025 and related forward-looking statements.

The information in this Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section or Section 11 and Section 12(a)(2) of the Securities Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01         Other Events.

Update to Risk Factors

The risk factors attached as Exhibit 99.3 to this Current Report and incorporated herein by reference are provided to update the risk factors of the Company previously disclosed in periodic reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Appointment of Chief Transformation Officer

On January 9, 2025, the Board appointed Chad Shandler, Senior Managing Director and Co-Leader of the Corporate Finance Healthcare practice at FTI Consulting, Inc., to serve as the Company’s Chief Transformation Officer, effective immediately. Mr. Shandler has more than 30 years of experience in executing on strategic and financial plans and has previously served in executive and advisory roles on behalf of a number of companies across the healthcare space.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to the Credit Agreement.
10.2	Exchange Agreement.
10.3	Purchase and Exchange Agreement.
99.1	Press release dated January 10, 2025.
99.2	Cleansing Material.
99.3	Risk Factors.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

Cautionary Statement Regarding Forward Looking Statements

Certain statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified generally by the use of the terms “intended”, “expected”, “will”, and “anticipates”, and similar words or expressions indicating possible future expectations, events or actions. Forward-looking statements are based on current expectations, assumptions, estimates and projections about the Company’s business and its industry, and are not guarantees of future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The Company has provided additional information about the risks facing its business and the Company in its most recent annual report on Form 10-K, and in its subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statements were made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the periodic and current reports filed with the Securities and Exchange Commission (the “SEC”) identified above, which you should read in their entirety before making an investment decision with respect to the Company’s securities. The Company undertakes no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as required by applicable law.

Important Information for Investors and Shareholders

This report does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction.

In connection with the proposed transaction between the Company and Coliseum Capital Management, the Company intends to file relevant materials with the SEC, including, among other filings, a definitive proxy statement, which will be mailed to stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at investors.modivcare.com under the tab “SEC Filings” and under the heading “Financials.”

Certain Information Regarding Participants

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the shareholders of the Company in connection with the Company’s proposed transaction with Coliseum Capital Management. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 26, 2024, its proxy statement for its 2024 annual meeting, which was filed with the SEC on April 29, 2024, and its Current Reports on Form 8-K, which were filed with the SEC on May 10, 2024, May 22, 2024, December 13, 2024 and December 26, 2024. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of the Company and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Company’s website as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.

Dated: January 10, 2025	By:	/s/ Faisal Khan
	Name:	Faisal Khan
	Title:	Senior Vice President, General Counsel and Secretary